CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB/A of China Yingxia International, Inc. (the “Company”) for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Yingxia Jiao, Chief Executive Officer and Chief Financial Officer of the Company at December 31, 2007, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

(1)The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 5, 2008	By:	/s/ Yingxia Jiao
Yingxia Jiao
Chief Executive Officer